                                                                  EXHIBIT (j)(2)


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for Van Kampen High Yield Municipal Fund, a fund in the Van Kampen Tax-Exempt Trust.

/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
March 26, 2001